Federated Hermes Intermediate Corporate Bond Fund
A Portfolio of Federated Hermes Income Securities Trust
CLASS IS SHARES (TICKER FIIFX)
CLASS SS SHARES (TICKER INISX)

SUPPLEMENT TO SUMMARY PROSPECTUS DATED JUNE 30, 2023
Federated Investment Management Company, the investment adviser to Federated Hermes Intermediate Corporate Bond Fund (the “Fund”), a portfolio of Federated Hermes Income Securities Trust (the “Registrant”) has approved a 0.06% decrease to the total net expense ratios for the Fund’s Institutional Shares and Service Shares. This decrease is effective November 1, 2023.
Accordingly, under the section entitled “Risk/Return Summary: Fees and Expenses,” please delete the “Fee Table” and “Example” in their entirety and replace them with the following:
RISK/RETURN SUMMARY: Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold and sell the Fund’s Institutional Shares (IS) or Service Shares (SS). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Shareholder Fees (fees paid directly from your investment)
	IS	SS
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None
Exchange Fee	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	IS	SS
Management Fee	0.50%	0.50%
Distribution (12b-1) Fee	None	0.25%
Other Expenses	0.55%	0.56%
Total Annual Fund Operating Expenses	1.05%	1.31%
Fee Waivers and/or Expense Reimbursements[1,2]	(0.53)%	(0.54)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[1]	0.52%	0.77%

 Fee Waivers and/or Expense Reimbursements and Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements have been restated to reflect current fees due to a reduction in the total net expense ratio effective November 1, 2023.
2
 The Adviser and certain of its affiliates on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Total annual fund operating expenses (excluding acquired fund fees and expenses, interest expense, extraordinary expenses and proxy-related expenses paid by the Fund, if any) paid by the Fund’s IS and SS classes (after the voluntary waivers and/or reimbursements) will not exceed 0.51% and 0.76% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) July 1, 2024; or (b) the date of the Fund’s next effective Prospectus. While the Adviser and its affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Fund’s Board of Trustees.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 for the time periods indicated and then redeem or hold all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that operating expenses remain the same. The Example does not reflect sales charges (loads) on reinvested dividends. If these sales charges (loads) were included, your costs would be higher. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:
Share Class	1 Year	3 Years	5 Years	10 Years
IS:	$107	$334	$579	$1,283
SS:	$133	$415	$718	$1,579
October 30, 2023

Federated Hermes Intermediate Corporate Bond Fund
Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedHermes.com/us
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Q456248 (10/23)
© 2023 Federated Hermes, Inc.